Exhibit 99.3

 Second Quarter 2017 Earnings Presentation  July 24, 2017

 This presentation contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for the Company’s future business and financial performance and/or the performance of the banking and mortgage industry and economy in general and the Company’s proposed acquisition of the Clayton Banks and the anticipated timing, benefits, cost, and financial impact thereof. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of the Company to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this news release including, without limitation, the risks and other factors set forth in the Company’s December 31, 2016 Form 10-K, filed with the SEC on March 31, 2017 under the captions “Cautionary note regarding forward-looking statements” and “Risk factors.” Many of these factors are beyond the Company’s ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.  Forward looking statements

 Use of non-GAAP financial measures  This presentation contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (GAAP) and therefore are considered non-GAAP financial measures. These non‐GAAP financial measures include, without limitation, pro forma core net income, pro forma core diluted earnings per share, core efficiency ratio (tax equivalent basis), banking segment core efficiency ratio (tax equivalent basis), mortgage segment core efficiency ratio (tax equivalent basis), pro forma core return on average assets and equity, and pro forma core total revenue. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non‐core in nature. The Company refers to these non‐GAAP measures as core measures. This Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, pro forma return on average tangible common equity and pro forma core return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding our underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which we calculate the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures we have discussed herein when comparing such non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures are provided on the appendix to this presentation.

   Non-GAAP Core results1   Three months endedJune 30, 2017  Diluted earnings per share  $0.49  Net income  $12.9 million  Return on average assets   1.61%  Return on average equity  13.0%  Return on average tangible common equity  14.9%  Efficiency ratio  70.2%  2Q 2017 Highlights  Loans (HFI) grew to $1.97 billion, a 14.8% annualized increase, from 1Q 2017 and 12.6% from 2Q 2016Total deposits grew to $2.73 billion, a 3.9% annualized increase, from 1Q 2017 and 8.5% from 2Q 2016Continued customer-focused balance sheet growth resulting in NIM (tax-equivalent) of 4.19%Banking segment core efficiency ratio1 improved to 60.4% in 2Q 2017, down from 63.1% in 2Q 2016Interest rate lock commitment (IRLC) volume was $2.16 billion for the quarter, up 35.0% from 1Q 2017 and up 47.4% from 2Q 2016Nonperforming assets to total assets improved to 0.58% from 0.78% at 2Q 2016Received regulatory approvals for pending acquisition of the Clayton Banks; expect to close July 31, 2017Raised $152.7 million in net proceeds from the sale of 4.8 million shares of common stock  Key highlights  Financial results  1 Core results are non-GAAP financial measures that adjust GAAP reported net income and other metrics for non-core income and expense items as outlined in the non-GAAP reconciliation calculations, using a combined marginal income tax rate of 39.225% excluding one-time items. See “Use of non-GAAP financial measures” and the Appendix hereto.

     Consistently delivering balanced profitability and growth  Drivers of profitability improvement  Pro forma return on average assets1 ($mm)  NIM (%)  Noninterest income ($mm)  NPA / assets (%)      Loans / deposits (%)  1 Our pro forma net income includes a pro forma provision for federal income taxes using a combined effective income tax rate of 35.37%, 35.63%, 35.08% and 36.75%, for the years ended December 31, 2013, 2014, 2015 and 2016, respectively, and also include the exclusion of a one-time tax charge in 3Q 2016. The years ended December 31, 2013, 2014, 2015 and 2016 are annual percentages.   (20) bps

 Net interest margin remains strong  Historical yield and costs  1 Includes tax-equivalent adjustment  NIM (%)  4.40%   4.05%   3.99%   4.28%   4.19%     NIM, ex-accretion (%)   4.16%  3.94%  3.94%  4.12%  4.08%    Deposit cost (%)   0.28%  0.30%  0.29%  0.32%  0.34%    Loan (HFI) yield    2Q 2016  1Q 2017  2Q 2017  Contractual interest rate on loans HFI1  4.61%  4.69%  4.66%  Origination and other loan fee income  0.59%  0.40%  0.32%    5.20%  5.09%  4.98%  Accretion on purchased loans  0.36%  0.25%  0.17%  Loan syndication fees  0.19%  0.08%  0.02%  Total loan yield (HFI)  5.75%  5.42%  5.17%

     Consistent loan growth and balanced portfolio  Total loan growth1 ($mm) and commercial real estate concentration  Loan portfolio breakdown1    4Q 2012  2Q 2017  Total HFI loans: $1,971mm  1 Exclude HFS loans, C&I includes owner-occupied CRE2 Risk-based capital at bank level as reported in Call Report. 2Q 2017 calculation is preliminary and subject to change.3 Excludes owner-occupied CRE    Commercial real estate (CRE) concentration2  % of risk-based Capital      2Q 2016  2Q 2017  C&D loans subject to 100% risk-based capital threshold3  85%  86%  Total CRE loans subject to 300% risk-based capital threshold3  191%  184%  1Q17:

 Stable, low cost core deposit franchise    Total deposits ($mm)  1 Includes mortgage servicing-related escrow deposits of $44.1 million, $64.3 million, $46.7 million, $43.7 million and $49.9 million for the quarters ended June 30, 2016, September 30, 2016, December 31, 2016, March 31, 2017 and June 30, 2017, respectively.  Noninterest bearing deposits ($mm)1  Growth: 5.2%  Deposit composition  Cost of deposits      Total deposit growth: 8.5%

 $22.9  $27.6  $23.9  $4.6  ($4.7)  $5.4  $2.7  $2.7  $2.7  $ --  ($0.5)  ($1.8)  $30.1  $25.1  $30.2  Mortgage Banking continues to execute  Rebalanced mix through better channel distribution as Correspondent growth offsets refinancing decline in Consumer DirectMortgage Banking income $30.2 million, up 20.6% from 1Q 2017 and up 0.4% from 2Q 2016IRLC volume of $2.16 billion during 2Q 2017 from $1.46 billion during 2Q 2016IRLC pipeline grew 22% to $547 million at 2Q 2017 from $449 million at 1Q 2017Business model continuing to shift to increased purchase volumes given market and interest rate environment   2Q 2017 Mortgage Highlights   Note: Values by channel in $ are included on page 8 of the Quarterly Financial Supplement for IRLC volume, IRLC pipeline and Mortgage sales.    Gain on Sale    IRLC volume mix by purpose (%)  IRLC volume by line of business (%)    Consumer Direct  Correspondent  Reverse   Third party originated  Retail   Retail footprint              Refinance   Purchase         2Q 2016   1Q 2017  2Q 2017  $1,464mn  $1,598mn  $2,158mn  IRLC volume:  IRLC pipeline:  $728mn  $449mn  $547mn    Fair value changes     Fair value MSR change  Mortgage banking income ($mm)    Total   Servicing Revenue

 Improving operating leverage remains a key objective  Consolidated 2Q 2017 core efficiency ratio of 70.2% driven by Banking Segment core efficiency ratio of 60.4%, approaching our target level of sub-60% Integration of pending acquisition of Clayton Banks will enhance efficiency; expect to realize 20% net cost savings by early-2018Bank’s investment in IT systems, including a new core system, created a scalable platform designed to drive and support growth across marketsContinued capacity to grow by leveraging existing investments and adding revenue producers in key marketsContinuing to refine mortgage banking with operational efficiency improvements while maintaining contribution   Core efficiency ratio (tax-equivalent basis)1  Improving operating efficiency  1 See “Use of non-GAAP financial measures” and the Appendix hereto.

 Asset quality remains strong    Classified loans ($mm)  Net charge-offs / average loans  NPAs / assets  LLR / loans        (20) bps  ($6) million

     Strong capital position for future growth  1 Total regulatory capital. 2Q 2017 calculation is preliminary and subject to change.2 See “Use of non-GAAP financial measures” and the Appendix hereto.  Capital position  Total capital composition     2Q 2016  1Q 2017  2Q 20171  Shareholder’s equity / Assets  9.1%  10.8%  15.2%  TCE / TA2  7.4%  9.3%  13.9%  Common equity tier 1 / Risk-weighted assets  8.3%  11.7%  17.2%  Tier 1 capital / Risk-weighted assets  9.6%  12.9%  18.3%  Total capital / Risk-weighted assets  11.0%  13.8%  19.1%  Tier 1 capital / Average assets  8.0%  10.5%  15.5%  Simple capital structure

    Appendix

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma core net income

 GAAP reconciliation and use of non-GAAP financial measures  Tax-equivalent efficiency ratio  (1) Efficiency ratio (GAAP) is calculated by dividing non-interest expense by total revenue

 GAAP reconciliation and use of non-GAAP financial measures  Segment tax-equivalent efficiency ratio

 GAAP reconciliation and use of non-GAAP financial measures  Tangible assets and equity  Return on average tangible equity

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma return on average tangible common equity    Pro forma core return on average tangible equity  Pro forma core return on average assets and equity

 GAAP reconciliation and use of non-GAAP financial measures  Pro forma core total revenue